Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

Note I: Income Taxes

The components of the Corporation's tax expense (benefit) on income from continuing operations are as follows:

years ended December 31
(add 000)	2011	2010	2009
Federal income taxes:
Current	$15,967	$10,539	$15,879
Deferred	4,080	14,779	5,150
Total federal income taxes	20,047	25,318	21,029
State income taxes:
Current	2,827	1,988	3,646
Deferred	(882)	3,429	1,079
Total state income taxes	1,945	5,417	4,725
Foreign income taxes:
Current	(1,006)	(260)	528
Deferred	--	443	(308)
Total foreign income taxes	(1,006)	183	220
Total taxes on income	$20,986	$30,918	$25,974

For the year ended December 31, 2011, the realized tax benefit for stock-based compensation transactions was less than the amounts estimated during the vesting periods. As a result, the Corporation reduced its pool of excess tax benefits by $966,000. For the years ended December 31, 2010 and 2009, excess tax benefits attributable to stock-based compensation transactions that were recorded to shareholders' equity amounted to $1,291,000 and $555,000, respectively.

For the years ended December 31, 2011, 2010 and 2009, foreign pretax loss was $12,897,000, $2,410,000 and $725,000, respectively. In 2011, the current foreign tax benefit included refunds for the double taxation resulting from the audit of the Corporation's wholly-owned Canadian subsidiary. Any tax effect of currency translations included in foreign taxes was immaterial.

The Corporation's effective income tax rate on continuing operations varied from the statutory United States income tax rate because of the following permanent tax differences:

years ended December 31	2011	2010	2009
Statutory tax rate	35.0%	35.0%	35.0%
Increase (reduction) resulting from:
Effect of statutory depletion	(17.5)	(12.8)	(14.1)
State income taxes	1.3	2.7	2.8
Foreign taxes	3.4	0.6	0.2
Domestic production deduction	(1.6)	(1.6)	(0.8)
Medicare subsidy	0.2	1.8	(0.1)
Other items	0.1	(1.9)	0.5

Effective income tax rate	20.9%	23.8%	23.5%

For income tax purposes, the statutory depletion deduction is calculated as a percentage of sales, subject to certain limitations. Due to these limitations, changes in sales volumes and earnings may not proportionately affect the Corporation's effective income tax rate on continuing operations.

The increased impact of foreign taxes on the effective income tax rate was primarily due to foreign losses for which no tax benefit was recognized. The Corporation increased its valuation allowance attributable to net operating loss carry forwards of its wholly-owned Canadian subsidiary by $2,680,000 in 2011. In addition, no deferred tax asset was recognized on the loss of the Corporation's wholly-owned Bahamas subsidiary since the tax benefit would result in a deferred tax asset that would not reverse in the foreseeable future.

The Corporation receives a tax deduction related to income from domestic (i.e., United States) production activities. The deduction was equal to 6 percent for 2009 and reached 9 percent, the fully phased in deduction amount, beginning in 2010. The production deduction benefit reduced income tax expense and increased net earnings by $2,035,000, or $0.04 per diluted share, in 2011, $1,696,000, or $0.04 per diluted share, in 2010 and $611,000, or $0.01 per diluted share, in 2009.

On March 23, 2010, the Patient Protection and Affordable Care Act ("PPACA") was signed into law. Among other things, PPACA reduces the tax benefits available to an employer that receives the Medicare Part D subsidy. Employers that receive the Medicare Part D subsidy recognize the deferred tax effects of the reduced deductibility of the postretirement prescription drug coverage in continuing operations as a discrete event in the period of enactment. The overall effective income tax rates for the years ended December 31, 2011 and 2010 include the effect to the Corporation of PPACA.

During 2011 and 2010, several states in which the Corporation operates enacted changes to tax rates which were determined to be immaterial to the overall effective income tax rate.

The principal components of the Corporation's deferred tax assets and liabilities are as follows:

December 31	Deferred Assets (Liabilities)
(add 000)	2011	2010
Deferred tax assets related to:
Employee benefits	$37,903	$44,517
Inventories	60,462	59,612
Valuation and other reserves	14,882	8,636
Net operating loss carryforwards	10,835	6,970

Gross deferred tax assets	124,082	119,735
Valuation allowance on deferred tax assets	(9,402)	(7,119)

Total net deferred tax assets	114,680	112,616

Deferred tax liabilities related to:
Property, plant and equipment	(258,433)	(235,674)
Goodwill and other intangibles	(54,782)	(61,318)
Other items, net	(1,132)	(3,940)

Total deferred tax liabilities	(314,347)	(300,932)

Net deferred tax liability	$(199,667)	$(188,316)

Additionally, the Corporation had net deferred tax assets of $58,277,000 and $42,998,000 for certain items recorded in accumulated other comprehensive loss at December 31, 2011 and 2010, respectively.

The Corporation's deferred tax assets and (liabilities) are recognized on the consolidated balance sheets as follows:

December 31
(add 000)	2011	2010
Current deferred income tax benefits	$80,674	$83,380
Noncurrent deferred income taxes	(222,064)	(228,698)

Net deferred income taxes	$(141,390)	$(145,318)

Deferred tax assets for employee benefits result from the temporary differences between the deductions for pension and postretirement obligations and stock-based compensation transactions. For financial reporting purposes, such amounts are expensed based on authoritative accounting guidance. For income tax purposes, amounts related to pension and postretirement obligations are deductible as funded. Amounts related to stock-based compensation transactions are deductible for income tax purposes upon vesting or exercise of the underlying award. A deferred tax asset is carried on stock options that had exercise prices that exceeded the Corporation's stock price at December 31, 2011. Upon expiration of these options, the deferred tax assets reduce the pool of excess tax benefits to the extent available and any excess is expensed.

Deferred tax liabilities for property, plant and equipment result from accelerated depreciation methods being used for income tax purposes as compared with the straight-line method for financial reporting purposes.

Deferred tax liabilities related to goodwill and other intangibles reflect the cessation of goodwill amortization for financial reporting purposes, while amortization continues for income tax purposes.

The Corporation had domestic and foreign net operating loss carryforwards of $140,738,000 and $126,738,000 at December 31, 2011 and 2010, respectively. These carryforwards have various expiration dates through 2031. At December 31, 2011 and 2010, respectively, the deferred tax assets associated with these carryforwards were $10,835,000 and $6,970,000, for which valuation allowances of $8,846,000 and $6,329,000, respectively, were recorded. The Corporation also had domestic and foreign tax credit carryforwards of $3,761,000 and $3,964,000 at December 31, 2011 and 2010, respectively, for which valuation allowances were recorded in the amount of $556,000 and $790,000 at December 31, 2011 and 2010, respectively. The domestic and foreign tax credits have various expiration dates through 2018 and 2030, respectively.

The Corporation provides deferred taxes, as required, on the undistributed net earnings of all non-U.S. subsidiaries for which the indefinite reversal criterion has not been met. The Corporation had a deferred tax liability of $52,000 at December 31, 2010 related to its wholly-owned Bahamas subsidiary. The Corporation expects to reinvest permanently the earnings from its wholly-owned Canadian subsidiary and accordingly, has not provided deferred taxes on the subsidiary's undistributed net earnings. The determination of the unrecognized deferred tax liability for temporary differences related to the investment in the wholly-owned Canadian subsidiary is not practicable due to the complexities associated with the calculation of a hypothetical tax liability payable upon the repatriation of earnings.

The Corporation's unrecognized tax benefits are recorded in other current and other noncurrent liabilities, as appropriate, on the consolidated balance sheets. The following table summarizes the Corporation's unrecognized tax benefits, excluding interest and correlative effects:

years ended December 31 (add 000)	2011	2010	2009
Unrecognized tax benefits at beginning of year	$11,011	$16,722	$15,482
Gross increases – tax positions in prior years	1,217	19,619	2,072
Gross decreases – tax positions in prior years	(1,510)	(3,258)	(1,694)
Gross increases – tax positions in current year	6,274	6,462	6,312
Gross decreases – tax positions in current year	(4,625)	(5,135)	(5,393)
Settlements with taxing authorities	(3,079)	(12,573)	(57)
Lapse of statute of limitations	--	(10,826)	--

Unrecognized tax benefits at end of year	$9,288	$11,011	$16,722

At December 31, 2011 and 2010, unrecognized tax benefits of $4,915,000 and $4,892,000, respectively, net of federal tax benefits and related to interest accruals and permanent income tax differences, would have favorably affected the Corporation's effective income tax rate if recognized.

The Corporation's open tax years that are subject to federal examination are 2008 through 2011. The Corporation does not anticipate that its unrecognized tax benefits will significantly change during the twelve months ending December 31, 2012.

Unrecognized tax benefits are reversed as a discrete event if an examination of applicable tax returns is not begun by a federal or state tax authority within the statute of limitations or upon effective settlement with federal or state tax authorities. Management believes its accrual for unrecognized tax benefits is sufficient to cover uncertain tax positions reviewed during audits by taxing authorities. For the year ended December 31, 2011, $3,010,000, or $0.07 per diluted share, was reversed into income upon the favorable effective settlement of the Internal Revenue Service audit for the 2008 tax year. For the year ended December 31, 2010, $5,571,000, or $0.12 per diluted share, was reversed into income upon the effective settlement of issues related to the 2004 and 2005 tax years, the effective settlement of the Internal Revenue Service audit for the 2007 tax year and the expiration of the statute of limitations for federal examination of the 2006 tax year.